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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)       June 30, 1998
                                                      --------------------------


                      Asset Backed Securities Corporation
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


          333-00365                                  13-3354848
------------------------------        ------------------------------------------
   (Commission File Number)              (I.R.S. Employer Identification No.)


     11 Madison Avenue, New York, New York                     10010
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(Address of Principal Executive Offices)                     (Zip Code)


                                (212) 325-1811
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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


Item 5. Other Events.

        The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
   No.    Document Description
-------   --------------------

1.2       Underwriting Agreement, dated as of June 24, 1998, between Credit
          Suisse First Boston Corporation and Asset Backed Securities
          Corporation.

4.1.4     Indenture, dated as of June 30, 1998 between Compass Auto Receivables
          Trust 1998-A, as Issuer, and The Chase Manhattan Bank, as Indenture
          Trustee.

4.4.7 Amended and Restated Declaration of Trust, dated as of June 30, 1998, between Asset Backed Securities Corporation, Compass Auto Receivables
          Corporation, as initial Certificateholder and Settlor, and The Bank of New York Trust Company of Florida, N.A., as Owner Trustee.

10.1.4 First Tier Receivables Purchase Agreement, dated as of June 30, 1998 between Compass Bank, an Alabama state banking corporation, as Seller, Compass Bank, a Texas state bank, as Seller, and Compass Auto
          Receivables Corporation, as Purchaser.

10.1.5 Second Tier Receivables Purchase Agreement, dated as of June 24, between Compass Auto Receivables Corporation, Compass Bank, an Alabama state banking corporation, and Compass Bank, a Texas state bank.

10.2.2    Sale and Servicing Agreement, dated as of June 30, 1998, between
          Compass Auto Receivables Trust 1998-A, as Issuer, Asset Backed
          Securities Corporation, Compass Bank, an Alabama state banking corporation, as Servicer, and The Chase Manhattan Bank, as Indenture
          Trustee.

10.3 Security Agreement, dated as of June 30, 1998, given by Compass Bank, an Alabama state banking corporation, and Compass Bank, a Texas state bank.

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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ASSET BACKED SECURITIES CORPORATION
                                      (Registrant)



Dated: July 14, 1998        By: /s/ Erik A. Falk
            --                  ----------------------------------------------
                            Name:   Erik A. Falk
                            Title:  Vice President

                               INDEX TO EXHIBITS

Exhibit
   No.    Document Description
-------   --------------------

1.2       Underwriting Agreement, dated as of June 24, 1998, between Credit
          Suisse First Boston Corporation and Asset Backed Securities
          Corporation.

4.1.4     Indenture, dated as of June 30, 1998 between Compass Auto Receivables
          Trust 1998-A, as Issuer, and The Chase Manhattan Bank, as Indenture
          Trustee.

4.4.7 Amended and Restated Declaration of Trust, dated as of June 30, 1998, between Asset Backed Securities Corporation, Compass Auto Receivables
          Corporation, as initial Certificateholder and Settlor, and The Bank of New York Trust Company of Florida, N.A., as Owner Trustee.

10.1.4 First Tier Receivables Purchase Agreement, dated as of June 30, 1998 between Compass Bank, an Alabama state banking corporation, as Seller, Compass Bank, a Texas state bank, as Seller, and Compass Auto
          Receivables Corporation, as Purchaser.

10.1.5 Second Tier Receivables Purchase Agreement, dated as of June 24, between Compass Auto Receivables Corporation, Compass Bank, an Alabama state banking corporation, and Compass Bank, a Texas state bank.

10.2.2    Sale and Servicing Agreement, dated as of June 30, 1998, between
          Compass Auto Receivables Trust 1998-A, as Issuer, Asset Backed
          Securities Corporation, Compass Bank, an Alabama state banking corporation, as Servicer, and The Chase Manhattan Bank, as Indenture
          Trustee.

10.3 Security Agreement, dated as of June 30, 1998, given by Compass Bank, an Alabama state banking corporation, and Compass Bank, a Texas state bank.

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